UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                                February 15, 2001
                                 Date of Report



                                 Rent-Way, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)




Pennsylvania 000-22026  25-1407782 (State or other  jurisdiction of corporation)
      (Commission File Number) (IRS Employer Identification No.)




One RentWay Place, Erie, Pennsylvania                         16505
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(Address of principal executive offices)                    Zip Code



Registrant's telephone number, including area code:      (814) 455-5378
                                                   ----------------------------

Item 5.           Other Events


    Rent-Way Expects to File Fiscal 2000 Annual and Fiscal 2001 First Quarter
                                  Reports Soon

Rent-Way Inc. (NYSE: RWY) announced today that it anticipates a moderate delay in the expected date of its form 10-K filing for the year ended September 30, 2000, and of its form 10-Q filing for the quarter ended December 31, 2000. The company attributed the delay to its need to comply with detailed information requests of its outside auditor and other third parties, and not because of any new developments or issues.

"We continue to expect that these filings will be completed within a matter of weeks," stated William E. Morgenstern, Rent-Way's Chairman and CEO. "We are eager to conclude this undertaking, which has taken longer than we anticipated, and to focus on growing our business."

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,126 stores in 42 states.

     CONTACT: Bill Morgenstern of Rent-Way, 814-455-5378, or Investors: Tim Curtiss of Wall Street Investor Relations, 216-831-6532.

                                                    SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      Rent-Way, Inc.
                            -----------------------------------
                                       (Registrant)





      February 15, 2001                      /s/ Willima E. Morgenstern
--------------------------------         -------------------------------------
             Date                                      (Signature)
                                                 William E. Morgenstern
                                           Chairman and Chief Executive Officer





      February  15, 2001                       /s/ William A. McDonnell
--------------------------------         -------------------------------------
             Date                                       (Signature)
                                                  William A. McDonnell
                                      Vice President and Chief Financial Officer